EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

(1)
Registration Statement (Form S-8 No. 333-189178) pertaining to the Garmin Ltd. 2005 Equity Incentive Plan,
(2)
Registration Statement (Form S-8 No. 333-179801) pertaining to the Garmin Ltd. 2011 Non-Employee Directors' Equity Incentive Plan,
(3)
Registration Statement (Form S-8 No. 333-124818) pertaining to the Garmin International, Inc. 401(k) and Pension Plan,
(4)
Registration Statement (Form S-8 No. 333-125717) pertaining to the Garmin Ltd. Amended and Restated 2005 Equity Incentive Plan,
(5)
Registration Statement (Form S-8 No. 333-51470) pertaining to the Garmin Ltd. Amended and Restated Employee Stock Purchase Plan, Garmin Ltd. Amended and Restated 2000 Equity Incentive Plan, Garmin Ltd. Amended and Restated 2000 Non-Employee Directors’ Option Plan,
(6)
Registration Statement (Form S-8 No. 333-52766) pertaining to the Garmin International, Inc. 401(k) and Pension Plan,
(7)
Registration Statement (Form S-8 No. 333-149450) pertaining to the Garmin International, Inc. 401(k) and Pension Plan,
(8)
Registration Statement (Form S-8 No. 333-205945) pertaining to the Garmin Ltd. Employee Stock Purchase Plan,
(9)
Registration Statement (Form S-8 No. 333-232086) pertaining to the Garmin Ltd. Employee Stock Purchase Plan, as Amended and Restated on June 7, 2019,
(10)
Registration Statement (Form S-8 No. 333-272708) pertaining to the Garmin Ltd. Employee Stock Purchase Plan, as Amended and Restated on June 9, 2023,
(11)
Registration Statement (Form S-8 No. 333-272707) pertaining to the Garmin Ltd. 2011 Non-Employee Directors' Equity Incentive Plan, as Amended and Restated on June 9, 2023, and
(12)
Registration Statement (Form S-8 No. 333-281128) pertaining to the Garmin Ltd. 2005 Equity Incentive Plan, as Amended and Restated on June 7, 2024;

of our reports dated February 19, 2025, with respect to the consolidated financial statements of Garmin Ltd. and Subsidiaries and the effectiveness of internal control over financial reporting of Garmin Ltd. and Subsidiaries, included in this Annual Report (Form 10-K) of Garmin Ltd. for the year ended December 28, 2024.

/s/ Ernst & Young LLP

Kansas City, Missouri

February 19, 2025